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                                                                   Exhibit 10.72

                              ASSIGNMENT AGREEMENT
                              --------------------

     THIS ASSIGNMENT AGREEMENT (the "Agreement") is made as of January 23, 2002 (the "Effective Date"), "), by and among Pioglobal Forest, L.L.C., a Delaware USA limited liability company (the "Company"), with its legal address at One Faneuil Hall Marketplace, Boston, Massachusetts 02109, USA; Pioneer Forest, Inc., a Delaware, USA corporation ("PFI"), with its legal address at One Faneuil Hall Marketplace, Boston, Massachusetts 02109, USA; and Closed Joint-Stock Company "Forest-Starma", a Russian closed joint-stock company ("Forest-Starma"), with its legal address at ul. Chekhova, 1, apt. 3, Vanino Settlement, Khabarovsk Territory 682860, Russia. The Company, PFI and Forest-Starma are collectively referred to herein as the "Parties" and each individually as a "Party".

                                   WITNESSETH

     WHEREAS, PFI and Forest-Starma are parties to a certain Delivery Contract #30199, dated as of July 15, 2001; a certain Contract No. RU/10325105/30198, dated as of July 15, 1998, as amended by Supplemental Agreement No. 1 thereto, dated as of October 14, 1998, Supplemental Agreement thereto, dated as of July 10, 2000, and Supplemental Agreement No. 3 thereto, dated as of February 15, 2001; and Contract No. RU/10325105/30197, dated as of April 25, 1997, as amended by Supplemental Agreement thereto, dated as of April 29, 1997, Supplemental Agreement No. 2 thereto, dated as of February 26, 1998, Supplemental Agreement No. 3 thereto, dated as of October 14, 1998, Supplemental Agreement No. 4 thereto, dated as of September 1, 2000, and Supplemental Agreement No. 5 thereto, dated as of July 20, 2001 (the foregoing are hereafter referred to in the aggregate as the "Supply Contracts");

     WHEREAS, PFI desires to assign to the Company, as of the Effective Date, all of PFI's right, title and interest in and to the Supply Contracts; and

     WHEREAS, the Company desires to accept the foregoing assignment and to assume, as of the Effective Date, all liabilities, obligations, claims, costs and expenses of PFI arising under the Supply Contracts.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto covenant and agree as follows:

1. PFI hereby irrevocably assigns, transfers, conveys and surrenders to the Company all of PFI's right, title and interest in and to the Supply Contracts and all benefits and rights relating thereto (including without limitation, its right to payments from Forest-Starma thereunder, whether in respect of periods prior to or after the date hereof), as well as all of PFI's liabilities and obligations arising under the Supply Contracts to the extent arising in respect of periods from and after the Effective Date.


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2.   The Company hereby accepts the foregoing assignment and assumes, as of the
     Effective Date, all liabilities, obligations, claims, costs and expenses of PFI arising under the Supply Contracts in respect of periods from and after the Effective Date hereof, and hereby agrees to perform, pay and discharge all of the liabilities and obligations and observe all of the covenants therein contained to be performed, paid, discharged or observed by PFI to the extent arising in respect of periods from and after the Effective Date.

3. Forest-Starma hereby expressly agrees to the assignment by PFI to the Company of the Supply Contracts as contemplated herein.

4. The Parties hereby agree that, as of the effective date of the assignment of the Supply Contracts hereunder, all payments under the Supply Contracts shall be made by Forest-Starma to the Company by wire transfer to the following bank account of the Company:

     Citibank N.A.
     111 Wall Street
     New York, NY 10043
     USA
     Account Number: 30484798
     ABA Number: 021-0000-89

5. This Agreement shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and assigns.

6. Each of the Parties agrees to promptly execute and deliver such other instruments as may be necessary to carry out the purposes and intent of this Agreement or reasonably requested by any Party to perfect or evidence its rights hereunder.

7. This Agreement shall be governed and construed in accordance with the substantive laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

8. The Parties shall use their best efforts to resolve all disputes and controversies arising under this Agreement through negotiations. If the Parties cannot resolve a dispute through negotiations within 30 (thirty) calendar days from the commencement of efforts to resolve the dispute, the Parties shall refer the dispute to an arbitrator in Boston, Massachusetts, USA in accordance with the Rules of the American Arbitration Association. An award of the arbitrator shall be enforceable at any court of competent jurisdiction and shall be final and binding on all Parties.

9. This Agreement may be executed in counterparts, each of which shall be deemed


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     an original and all of which, when taken together, shall constitute one and the same instrument, binding on all Parties, and the signature of any Party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.


     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers or agents, effective as of the date first above written.

                                            PIOGLOBAL FOREST, L.L.C.


                                            By:  /s/ Donald H. Hunter
                                                ------------------------------


                                            Its:  Vice President
                                                ------------------------------

                                            PIONEER FOREST, INC.


                                            By:  /s/ Stephen G. Kasnet
                                                ------------------------------

                                            Its: President
                                                ------------------------------


                                            CLOSED JOINT-STOCK COMPANY
                                            "FOREST-STARMA


                                            By:  /s/ David B. Daggett
                                                ------------------------------

                                            Its: General Director
                                                ------------------------------


                                            By:  /s/ Valery A. Limarenko
                                                ------------------------------

                                            Its: First Deputy General Director
                                                ------------------------------



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